Portfolio of Investments (unaudited)

As of July 31, 2020

	Shares or Principal Amount	Value
COMMON STOCKS (99.5%)
JAPAN (99.5%)
Communication Services (7.3%)

KDDI Corp.	164,600	$5,233,859
Okinawa Cellular Telephone Co.	18,500	740,621
Z Holdings Corp.	519,000	2,759,903
		8,734,383
Consumer Discretionary (15.0%)
Nitori Holdings Co. Ltd.	10,800	2,364,511
Resorttrust, Inc.	95,900	1,071,176
Sony Corp.	62,200	4,832,629
Stanley Electric Co. Ltd.	94,900	2,273,311
Toyota Motor Corp.	75,500	4,481,977
USS Co. Ltd.	74,000	1,097,119
Yamaha Corp.	43,300	1,996,419
		18,117,142
Consumer Staples (7.6%)
Ain Holdings, Inc.	19,300	1,228,210
Milbon Co. Ltd.	21,300	971,916
Pigeon Corp.	31,500	1,224,659
Seven & i Holdings Co. Ltd.	32,300	976,090
Shiseido Co. Ltd.	37,400	2,083,785
Welcia Holdings Co. Ltd.	29,800	2,730,716
		9,215,376
Financials (8.8%)
Japan Exchange Group, Inc.	116,800	2,773,524
Tokio Marine Holdings, Inc.	112,300	4,741,862
Tokyo Century Corp.	34,000	1,912,335
Zenkoku Hosho Co. Ltd.	33,100	1,156,861
		10,584,582
Health Care (11.3%)
AS One Corp.	11,600	1,237,260
Asahi Intecc Co. Ltd.	87,100	2,430,193
Astellas Pharma, Inc.	64,300	1,002,949
BML, Inc.	42,300	1,053,408
Chugai Pharmaceutical Co. Ltd.	81,500	3,679,663
Daiichi Sankyo Co. Ltd.	7,900	699,044
Hoya Corp.	17,900	1,765,288
Shionogi & Co. Ltd.	19,300	1,148,175
Sysmex Corp.	7,400	569,035
		13,585,015

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2020

Industrials (19.1%)
Amada Co. Ltd.	341,300	$2,293,682
Daifuku Co. Ltd.	8,600	783,685
Daikin Industries Ltd.	26,500	4,662,582
Daiwa Industries Ltd.	66,400	520,053
FANUC Corp.	3,200	539,914
Makita Corp.	73,500	2,824,500
MISUMI Group, Inc.	118,500	2,803,847
Nabtesco Corp.	91,800	2,792,899
Nihon M&A Center, Inc.	23,800	1,158,893
Pilot Corp.	20,100	558,551
Recruit Holdings Co. Ltd.	38,600	1,204,159
Sakai Moving Service Co. Ltd.	13,000	555,496
SHO-BOND Holdings Co. Ltd.	54,000	2,328,936
		23,027,197
Information Technology (18.5%)
Advanced Media, Inc.(a)	74,900	606,235
Advantest Corp.	13,700	748,007
Azbil Corp.	59,000	1,966,808
Elecom Co. Ltd.	57,000	2,845,641
Fuji Soft, Inc.	30,300	1,367,003
Fukui Computer Holdings, Inc.	29,300	677,297
Keyence Corp.	9,800	4,132,531
NEC Networks & System Integration Corp.	157,500	3,345,916
Otsuka Corp.	46,700	2,434,902
Renesas Electronics Corp.(a)	55,300	304,175
Sanken Electric Co. Ltd.	54,100	1,041,701
Sansan, Inc.(a)	15,900	780,923
SCSK Corp.	25,300	1,287,678
Zuken, Inc.	25,900	752,371
		22,291,188
Materials (8.9%)
Kansai Paint Co. Ltd.	85,500	1,638,607
Nippon Paint Holdings Co. Ltd.	41,100	2,810,469
Shin-Etsu Chemical Co. Ltd.	42,100	4,927,330
Taiyo Nippon Sanso Corp.	85,200	1,343,902
		10,720,308
Real Estate (3.0%)
Heiwa Real Estate Co. Ltd.	85,800	2,094,277
Tokyu Fudosan Holdings Corp.	396,100	1,513,715
		3,607,992
Total Common Stocks		119,883,183

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
72,279	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.09%(b)	72,279
	Total Short-Term Investment—0.1% (cost $72,279)	72,279
	Total Investments—99.6% (cost $104,057,614)	119,955,462
	Other Assets in Excess of Liabilities—0.4%	437,702
	Net Assets—100.0%	$120,393,164

(a)	Non-income producing security.

(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2020.

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

July 31, 2020

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Aberdeen Japan Equity Fund, Inc.